UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 2, 2005

VISX, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10694	06-1161793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Central Expressway

Santa Clara, CA 95051-0703

(Address of principal executive offices, including zip code)

(408) 733-2020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 2, 2005, VISX, Incorporated issued a press release announcing that its Iris Registration product had been approved by the United States Food and Drug Administration. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release of the Company dated March 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISX, INCORPORATED

Date: March 2, 2005	By:	/S/ ELIZABETH H. DÁVILA
Elizabeth H. Dávila Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company dated March 2, 2005